UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 9, 2006
Date of Report (Date of earliest event reported)

CLYVIA INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50930	98-0415276
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1480 Gulf Road, #204
Point Roberts, WA		98281
(Zip Code)

(360) 306-0230
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment to Exclusive Distribution Agreement

Effective on August 9, 2006, Clyvia Technology GmbH (“Clyvia Technology”), the wholly owned subsidiary of Clyvia Inc. (the “Company”), entered into a supplemental agreement (the “HII Supplemental Agreement”) to its exclusive distribution agreement (the “HII Agreement”) dated November 8, 2005 with HII GmbH Industrieanlagen Bau und Beratung (“HII”). Pursuant to the terms of the HII Supplemental Agreement, Clyvia Technology is obligated to require its customers not to directly or indirectly sell any equipment or machinery purchased from Clyvia Technology into any of the countries to which the exclusivity provisions of the HII Agreement apply, and to charge a penalty of EUR 2,000,000 to the customer if those restrictions are violated. Clyvia Technology will then be required to forward any penalty collected to HII.

The HII Agreement grants HII the right to act as Clyvia Technology’s exclusive sales agent in Egypt, Argentina, Iraq, Iran, Jordan, Kuwait Lebananon, Lybia, Oman, Qatar, Saudi Arabia, Syria, Venezuela an the United Arab Emirates. Because of the United States trade sanctions in place against Iran, Iraq, Libya and Syria, we have notified HII that they are not permitted to export any of our proposed products to those countries until those sanctions have been lifted and we will not fill any orders placed by HII for those countries. As the United States trade sanctions against Lybia are no longer in effect, Clyvia Technology will fill orders placed by HII destined for that country.

Although Clyvia Technology has completed the construction of a pilot plant for the Company’s fractional depolymerization technology (the “Fuel Technology”), Clyvia Technology is still in the process of testing the pilot plant. Clyvia Technology is also in the initial stages of marketing the Fuel Technology and recycling/processing plants based on that technology. Although Clyvia Technology has entered into a number of distribution agreements for recycling/processing plants based on the Fuel Technology, there are no assurances that these agreements will result in any sales of any products or systems based on that technology.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description of Exhibit

10.1	Agreement between Clyvia Technology GmbH and HII GmbH Industrieanlagen Bau und Beratung dated November 8, 2005 (translated from German to English).(1)

10.2	Letter dated May 2, 2006 from Clyvia Technology GmbH to HII GmbH (translated from German to English). (1)

10.3	Supplemental Agreement to Exclusivity Agreement dated November 8, 2005 with HII GmbH Industrieanlagen Bau und Beratung (translated from German to English).

(1) Filed with the SEC as an exhibit to the Company’s Annual Report on Form 10-KSB filed on May 16, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLYVIA INC.
Date: September 8, 2006
	By:	/s/ Walter P.W. Notter
WALTER P.W. NOTTER
Chief Executive Officer, President, Chief Financial
Officer and Treasurer